OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT
                   ------------------------------------------



     THIS OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT is executed in reliance upon the transaction exemption afforded by Regulation S ("Regulation S") as promulgated by the Securities and Exchange Commission ("SEC"), under the Securities Act of 1933, as amended ("1933 Act").

     THIS AGREEMENT has been executed by the undersigned in connection with the private placement of shares of Common Stock (hereinafter referred to as the "Shares") of MANAGEMENT TECHNOLOGIES (hereinafter referred to as "MTCI") located at 630 Third Avenue, New York, NY 10017; a corporation organised under the laws of Delaware, United States of America (hereinafter referred to as "Seller" or "Company"). The undersigned, SILVERSTONE INTERNATIONAL, CORP., located c/o International Management & Trust Corp., 10 Elvira Mendez Street, Panama 5, Rep of Panama, a corporation organised under the jurisdiction of Panama (hereinafter referred to as "Purchaser"), hereby represents and warrants to, and agrees with Seller as follows:

1.   AGREEMENT TO SUBSCRIBE; PURCHASE PRICE
     --------------------------------------


     a. The undersigned hereby subscribes for 1,000,000 Shares of Common Stock of MTCI for an aggregate amount of $500,000. (US).

     b.  Form of Payment.  Purchaser shall pay the purchase price by delivering
         ----------------

immediately available funds in United States Dollars to Levy & Levy, P.A., Attn:
William N. Levy, Esq., Plaza 1000, Suite 309, Voorhees, New Jersey 08043 as Escrow Agent, by delivery of securities versus payment.

2.   ACCEPTANCE OF SUBSCRIPTION
     --------------------------


     a. This subscription may be accepted or rejected by the Company at its sole discretion.

     b. This subscription shall be deemed accepted only when this Agreement is signed by the Company in the space provided on the signature page hereof.

     c. If the Company receives subscriptions from multiple subscribers, it has no obligation to accept subscriptions in the order received.

3.   PURCHASER REPRESENTATIONS AND WARRANTIES
     ----------------------------------------


     a.  Offshore Transaction.  Purchaser hereby represents and warrants to
         ---------------------

Seller as of the date hereof and as of the Closing Date as follows:

    (i) If the Purchaser is a corporation, it is duly organised, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and if the Purchaser is a partnership or other organisation, it is duly organised, validly existing and in good standing under the laws of its jurisdiction of organization.

    (ii) (a) If the Purchaser is a corporation, the execution, delivery and performance of this Agreement has been duly authorized by all necessary corporation action,
        (b) if the Purchaser us a partnership or other organization, the other governing documents to enter into this Agreement and to consummate the transactions contemplated hereby and all necessary consents and approvals required by the partnership agreement or other governing documents have been obtained, and
        (c) this Agreement constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights generally.

    (iii) The Purchaser did not receive any offer to purchase the Shares in the United States. This Agreement has not been executed by the Purchaser in the United States.

    (iv) The Purchaser is not a "U.S. person," as defined by Rule 902(o) of Regulation S (a "U.S. Person"), promulgated under the Securities Act of 1933, as amended (the "1933 Act") and is not acquiring the Shares, directly or indirectly, for the account or benefit of any U.S. Person.

    (v) The Purchaser (a) has received a copy of the Disclosure Documents (as hereinafter defined) and has carefully reviewed and understands the Disclosure Documents and this Agreement and (b) understands that, except as set forth in the Disclosure Documents in this Agreement, no representations or warranties have been made to the Purchaser by the Company or by any distributor, or by any of their officers, directors, employees, agents or affiliates, and (c) agrees that, in connections with the purchase of the Shares, it is not relying upon any information concerning the Company, other than (i) that contained in the Disclosure Documents and in this Agreement and (ii) on the results of its own independent investigations. The term "Disclosure Documents" shall mean
        (a) the Company's latest Annual Report to Shareholders on Form 10-K (without exhibits), (b) the Company's Quarterly Reports on Form 10-Q and Form 8-K thereafter, and (c) copies of the Company's significant press releases issued after said Annual Report.

    (vi) The Purchaser understands that (a) no governmental authority has passed upon the accuracy or completeness of the Disclosure Documents or has made any finding or determination concerning the appropriateness or suitability of an investment in the Shares and (b) no governmental authority has recommended or endorsed, or will recommend or endorse, the investment in the Shares.

    (vii) The Purchaser is not purchasing the Shares with a view to the distribution thereof within the meaning of the 1933 Act.

    (viii) The Purchaser will not engage in any transaction or series of transactions that, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration requirements of the 1933 Act with respect to the Shares.

    (ix) All subsequent offers and sales of the Shares by Purchaser shall be made in compliance with Regulation S under the Securities Act, pursuant to registration under the Securities Act or pursuant to an exemption from such registration. In any case, the Shares shall not be resold to U.S. persons or within the United States during the period of forty
        (40) days commencing on the date of Closing of the purchase of the Shares;

    (x) Purchaser understands that the Shares are being offered and sold to it in reliance of specific exemptions from the registration requirements of Federal and State securities laws and that the Seller is relying upon the truth and accuracy of the representations, warranties, agreements acknowledgements and understandings of Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of Purchaser to acquire the Shares.

    (xi) Purchaser agrees to indemnify and hold the Company, the Distributor, their respective officers, directors and shareholders or any other person who may be deemed to control the Company or the Distributor harmless from any loss, liability, claim, damage or expense, arising out of the inaccuracy of any of Purchaser's representations, warranties or statements or the breach of any of the agreements contained herein.

4.  LIMITATIONS ON TRANSFER AND CERTAIN COVENANTS
    ---------------------------------------------


    a. The Purchaser acknowledges that (i) the Shares have not been registered under the 1933 Act in reliance on provisions of Rule 903 or Rule 904 of Regulation S, nor have the Shares been registered or qualified for sale under the laws of any other jurisdiction (either within or outside of the United States) and (ii) the Company has no obligations hereunder or any current intention to effect any such registration or qualification.

    b. The Purchaser covenants an agrees that it will not sell the Shares to a U.S. Person, or for the account or benefit of a U.S. Person, prior to the expiration of a period of 40 days following the Closing Date ("Restricted Period").

    c. The Purchaser acknowledges that the certificates evidencing the Shares will bear the following legend:

         "These shares have been issued pursuant to Regulation S as an exemption to the registration provisions under the Securities Act of 1933, as amended. These shares cannot be transferred, offered or sold in the U.S. or to U.S. persons (as defined in
         Regulation S) until after                    , 1996 (Forty-one
                                   -------------------
         days after issuance)."

     The Company covenants and agrees that following the expiration of the Restricted Period it will advise the transfer agent for the Common Stock, upon the request of a recordholder of the Shares, that the foregoing legend can be removed from the certificate for the Shares.

     d. The Purchaser represents and warrants to the Company that, as of the date hereof and as of the Closing Date, neither it nor any of its affiliates has, and covenants that during the Restricted Period neither it nor any of its affiliates will establish or maintain, any short position (including any short call position or any long put position) with respect to the Common Stock of the company and that no such person or entity is a party to, nor shall it enter into during the Restricted Period, any contract or arrangement having the effect eliminating or substantially diminishing the risk of ownership of the Shares.

5.   REPRESENTATIONS AND WARRANTIES OF THE SELLER
     --------------------------------------------


     The Seller represents and warrants to the Purchaser, as of the date hereof and as of the Closing Date, that:

    a. The Company is a corporation duly organised, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

    b. (i) The execution, delivery and performance of this Agreement has been duly authorized by all necessary corporation action and this Agreement constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights generally.

    c. The execution, delivery and performance of this Agreement does and will not (i) violate any provision of the Company's Certificate of Incorporation or By-laws, (ii) violate or breach any material contract or agreement to which the Company is a party, (iii) result in the creation of any lien, security interest, charge or encumbrance on any property or assets of the Company, or (iv) require the authorization, consent or approval of any court or any administrative or governmental body pursuant to any law, statute, rule or regulation to which the Company is subject to any order, judgement or decree by which the Company is bound.

    d.    When issued in accordance with the terms of this Agreement, the
    Shares:

         (i) except for the Regulation S legend provided in this Agreement, will be free and clear or any restrictions, liens, claims or other encumbrances by the Company (other than those that may arise by reason of any action or inaction of the Purchaser);

         (ii) will be duly authorized, validly issued, fully paid and nonassessable;

         (iii) will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company; and

         (iv) will not subject the holders thereof to personal liability to the company solely by reason of their ownership of such Shares.

    e. The Company is a "Reporting Issuer" as defined by Rule 902(1) of Regulation S). The Company is in full compliance, to the extent applicable, with all reporting obligations under either Section 12(b), 12(g) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Common Stock trades on NASDAQ and its trading symbol is MTCI. Symbol}.

    f. Seller has not offered the securities which are the subject of this transaction to any person in the United States, any identifiable groups of U.S. citizens abroad, or to any U.S. personas that term is defined in Regulation S.
    g. At the time the buy order was originated, Seller and/or its agents reasonably believed Purchaser was outside of the United States and was not a U.S. person.

    h. Seller and/or its agents reasonably believe that the transaction has not been pre-arranged with a buyer in the United States.

    i. In regard to this transaction, Seller has not conducted any "directed selling efforts" as that term is defined in Rule 902 of Regulation S nor has Seller conducted any general solicitation relating to the offer and sale of the securities which are the subject of this transaction to persons resident within the United States or elsewhere.

    Each of the foregoing representations and warranties shall survive the Closing.

6.  REMEDIES
    --------


     In the event of a breach by the Purchaser or any of the representations, warranties or covenants contained in this Agreement, and without limitations of any other remedy available to the Company at law or in equity, the Company shall have the right and the option to rescind the sale of the Shares to the Purchaser. In such case, the amount payable to the Purchaser upon rescission will be the aggregate Purchase Price, less all expenses, costs and damages incurred by the Company, and whereupon the Company shall have no further liability or obligation to the Purchaser under this Agreement or otherwise.



7.   ASSIGNABILITY
     -------------
     Neither this Agreement, nor the rights or obligations or either party hereunder, may be transferred or assigned without the prior written consent of the other party (which may be withheld for any reason in the sole discretion of the party required to provide such consent) and any purported transfer or assignment not so consented to shall be void. This Agreement shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

8.   ENTIRE AGREEMENT
     ----------------


     This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and there are no representations, warranties, convenants or other agreements of either party except as stated herein.

9.   AMENDMENTS
     ----------


     No provision of this Agreement shall be waived, discharged or amended, except by an instrument in writing signed by the party against whom any such waiver, modification, discharge or amendment is sought.

10.  WAIVERS
     -------


     No waiver by either party of any default with respect to any provision, condition or requirements of this Agreement shall be deemed to be a waiver of any future default with respect to the same provision, condition or requirement, or a waiver of any other provision, condition or requirement hereof. No delay or omission of either party to exercise any right hereunder shall in any manner impair the exercise of such right at any future time.
11.  APPLICABLE LAW
     --------------


     This Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflicts of laws principles thereof.

12.  SEVERABILITY
     ------------


     Each provision of this Agreement shall be considered severable and if for any reason any provision which is not essential to the effectuation of the basic purpose of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, or contrary to existing or future applicable law, such invalidity shall not impair the operation of or affect those provisions of This Agreement which are valid. In such case, this Agreement shall be construed so as to limit any term or provision so as to make it enforceable or valid within the requirements of any applicable law, and in the event such term or provision cannot be so limited, this Agreement shall be construed to omit such invalid or unenforceable provision.

13.  FAX SIGNATURES AND COUNTERPARTS
     -------------------------------


     This Agreement may be executed in any number of counterparts, including counterparts transmitted by telecopier or FAX, any one of which shall constitute an original of this Agreement. When counterparts of facsimile copies have been executed by all parties, they shall have the same effect as if the signature to each counterpart or copy were upon the same document and copies of such documents shall be deemed valid as originals. The parties agree that all such signatures may be transferred to a single document upon the request of any party.
14.  NOTICES
     -------


     Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery or delivery by telecopy or facsimile at the address or number designated below (if delivery on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

     If to the Company:  P. J. M. Morris
                    President
                    Management Technologies Inc.
                    630 Third Avenue
                    New York
                    NY 10017

     If to the Purchaser, as set forth on the signature page hereof.

     Each party hereto may from time to time change its address for notices under this Section 15 by giving at least 10 days written notice of such changed address to the other party hereto.

15.  HEADINGS
     --------


     The headings herein are for convenience of reference only, do not constitute a part of this Agreement and shall not be deemed to limit or affect the interpretation of any of the provisions hereof.

16.  NO THIRD PARTY BENEFICIARIES
     ----------------------------


     This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.



17.  FEES AND EXPENSES
     -----------------


     Each party shall pay for the fees and expenses of its own advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution and delivery and performance of this Agreement.

18.  CONSENT TO JURISDICTION
     -----------------------


     Each of the Company and the Purchaser (i) hereby irrevocably submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York of any New York State Court sitting in New York for the purposes of any suit, action or proceeding arising out of or relating to this Agreement and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Purchaser consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this paragraph shall affect or limit any right to serve process in any other manner permitted by law.

     IN WITNESS WHEREOF, the undersigned has caused this Offshore Securities Subscription Agreement to be executed by a duly authorized officer.

Name of Purchaser:                      Silverstone International Corp.
                                   c/o International Management &
                    Trust Corp.
                                   10 Elvira Mendez Street
                                   Panama 5, Rep of Panama


By:  /s/ Manuel Rodriguez
         -----------------------------

     NAME:  Manuel Rodriguez
     TITLE:  Vice President

Date:     6/4/96
     -------------------------------------


ACCEPTED:

MANAGEMENT TECHNOLOGIES




By:  /s/ Peter Morris                   By:  /s/ Paul Ekon
        --------------------------                        --------------

       NAME:  P.J.M. Morris                  NAME:  Paul Ekon
       TITLE:  President           TITLE:  Chief Executive Officer